EXHIBIT 10.30
                                                                   -------------

                 AGREEMENT BY AND BETWEEN VALUEFLASH.COM, INC.,
                     CDKNET, LLC AND ARCADIA MARKETING, INC.


I. PURPOSE OF AGREEMENT: ValueFlash.com, Inc., ("V-Flash"), CDKnet, LLC. ("CDK"), and Arcadia Marketing, Inc. ("AMI") (collectively "the Parties") hereby wish to enter into this Agreement. The purpose of this Agreement is to define the parameters by which AMI will market, and/or sell, V-Flash and CDK technologies, products, and/or services to specified clients as defined within this Agreement. This Agreement also defines how all transactions with said clients will be managed and how any and all compensation will be paid from V-Flash and CDK to AMI.


II.   DEFINITIONS:

   A) V-FLASH STOCK OPTIONS: Options to acquire Common Stock, or its equivalent, in V-Flash or its successors and/or assigns. V-Flash shall allocate 500,000 Stock Options to AMI, or assigns, for purposes of this Agreement. A portion of said Options are assigned to AMI Client Track Marketing Partners, Inc. as defined in "Attachment B" of this Agreement. A portion of said Options are assigned to AMI Client JMC Investments, LLC, as defined in "Attachment C" of this Agreement.

   B) CDK STOCK OPTIONS: Options to acquire Common Stock or its equivalent, in CDKnet.com, Inc. or its successors and/or assigns. CDK shall allocate 500,000 Stock Options to AMI, or assigns, for purposes of this Agreement. A portion of said Options are assigned to AMI Client Track Marketing Partners, Inc. as defined in "Attachment B" of this Agreement. A portion of said Options are assigned to AMI client JMC Investments, LLC, as defined in "Attachment C" of this Agreement.

   C) CASH BONUSES FOR V-FLASH CLIENT AGREEMENTS: Cash Payments to AMI paid within 10 business days of receipt of invoice from AMI following the activation of any AMI/V-Flash Clients' V-Flash module.

   D) V-FLASH RESIDUALS: Percentage of V-Flash Gross Revenues from ongoing V-Flash Operations of AMI Clients.

   E) 5% FEE FROM INVESTMENT: Fee (as hereinafter defined in paragraph V below) paid to AMI upon collection of Investments, directly or indirectly, into V-Flash or CDK by Parties identified or introduced to V-Flash or CDK by AMI or AMI Clients.

   F) V-FLASH: Value Flash.com, Inc. and all successors, assigns and/or affiliates.

   G) CDK: CDKNET.com, Inc., CDKnet, LLC and all successors, assigns and/or affiliates.

   H) AMI CLIENTS: AMI Clients include corporations, individuals and/or any other entity listed on "Attachment A" of this Agreement. In addition, AMI shall submit addenda to this Agreement which identify additional AMI Clients. Said addenda

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

      will require signed approval by V-Flash, CDK, and AMI, and shall become fully incorporated into this Agreement as if same had been attached initially hereto.

   I) AMI/V-FLASH CLIENT(S): Any AMI Client that becomes a user of V-Flash technology, products and/or services. Any Track Marketing Partners, Inc. Client and/or JMC Investments, LLC. Client that becomes a V-Flash Client.

   J) TRACK MARKETING PARTNERS, INC. AGREEMENT: An agreement between AMI Client Track Marketing Partners, Inc., AMI, V-Flash, and CDK is attached to this Agreement.

   K) "ATTACHMENT B": Attachment B defines specific AMI compensation related to Track Marketing Partners, Inc. Client activity. It is further understood that any compensation payable to Track Marketing Partners, Inc. by V-Flash and CDK is derived from the pool of AMI compensation as described in this Agreement, except for the change in CDK Compensation pursuant to Section IV(a1.) of this Agreement.

   L) JMC INVESTMENTS, LLC AGREEMENT: An Agreement between AMI Client JMC Investments, LLC, AMI, V-Flash and CDK is attached to this Agreement.

   M) "ATTACHMENT C": "Attachment C" defines specific AMI compensation related to JMC Investments, LLC Client activity. It is further understood that any compensation payable to JMC Investments, LLC. by V-Flash and CDK is derived from the pool of AMI compensation as described in this Agreement, except for the change in CDK Compensation pursuant to Section IV(a1.) of this Agreement.


III.  V-FLASH COMPENSATION

      III(A.) AMI/V-FLASH CLIENT FEE: AMI's compensation is set forth below for each AMI/V-Flash Client. Each AMI/V-Flash Client will sign the standard V-Flash "Client Letter of Agreement" (sample attached) or other agreement which shall be provided by V-Flash or by the AMI Client (and acceptable to V-Flash):

      III(A1.) V-FLASH STOCK OPTIONS: 145,000 V-Flash Stock Options from AMI's allocation of 500,000 V-Flash Stock Options shall be available for issuance to AMI as compensation for AMI/V-Flash Client Fee as follows:

          First 2 AMI/V-Flash Clients:          12,500 Options to AMI per Client
          All AMI/V-Flash Clients thereafter:    5,000 Options to AMI per Client

      III(A2.) CASH BONUS FOR V-FLASH CLIENT AGREEMENTS:

      Each AMI/V-Flash Client: $5,000 per Client

      Said AMI Cash Bonus to be recouped by V-Flash from said AMI/V-Flash Client's V-Flash Residuals. Such amounts to be recouped by V-Flash from said AMI/V-Flash Client's "V-Flash Residuals" are not refundable by AMI to V-Flash.

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

      AMI Cash Bonus will be paid to AMI within 10 business days of receipt of invoice from AMI following the activation of the Clients' V-Flash module.

      III(B.) PERCENTAGE OF REVENUE FROM ONGOING V-FLASH OPERATIONS OF AMI/V-FLASH CLIENTS ("V-FLASH RESIDUALS"). AMI shall receive a percentage, herein identified as V-Flash Residuals, of all collected V-Flash Gross Revenues generated by each AMI/V-Flash Client. When calculating AMI's V-Flash Residuals as defined below, the "Year 1" period shall commence upon the initial receipt of revenues by V-Flash from the respective AMI Client's V-Flash operations:

                  AMI V-Flash Residuals Schedule
                  ------------------------------

                  Year 1:                  10%
                  Year 2:                  8%
                  Year 3:                  6%
                  Year 4 and thereafer:    5%

      III(B1.) V-FLASH REVENUE: At present, V-Flash revenue is anticipated to be comprised of: (1.) Monthly Client "Per User" Fees, and/or (2.) Percentages of Advertising Revenue, and/or (3.) Percentage of Client and/or Other Commerce Revenues. This list shall not be deemed exhaustive and AMI's V-Flash Residuals will apply to all V-Flash revenue generated by AMI/V-Flash Clients without regard to the composition of such revenue.

      III(B2.) REPORTING V-FLASH RESIDUALS TO AMI: AMI shall receive a complete accounting from V-Flash of all gross revenues generated by each AMI/V-Flash Client. In addition, AMI shall receive a complete accounting from V-Flash of all AMI/V-Flash Client activity, but not limited to, copies of all reports provided by V-Flash to Client. Any report or accounting identified within this paragraph shall be sent by V-Flash to AMI on a monthly basis. Additionally, V-Flash agrees to provide to AMI copies of all contracts and agreements, purchase orders, and/or all invoices and any modification thereto and amendments thereof with regard to Client's V-Flash usage and operation promptly upon receipt of same. AMI shall provide copies of all relevant correspondence and documentation to V-Flash. AMI shall also have the right to audit records of V-Flash with regard to AMI Client's V-Flash usage and revenue generated via Client's V-Flash Operations. Any audit shall be performed once per quarter upon notice, and during regular business hours.

      III(B3.) V-FLASH RESIDUALS PAYMENT TERMS: V-Flash shall pay to AMI the V-Flash Residuals due to AMI from each AMI/V-Flash Client's V-Flash operations, on a monthly basis within 10 business days following the end of each calendar month. For example, all V-Flash Residuals earned by AMI during the month of January would be paid to AMI within the first 10 business days of February.

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

      III(C.) V-FLASH STOCK OPTIONS BASED ON V-FLASH REVENUES: AMI shall recive V-Flash Stock Options when V-Flash Revenues are generated by AMI Clients. A total of 150,000 V-Flash Stock Options shall be available for issuance to AMI based on V-Flash Revenues. Said Stock Options based on V-Flash Revenues shall be issued on a pro-rata basis as V-Flash Revenues are generated, using the ratio of 1 V-Flash Stock Option for every $20 of V-Flash Revenues. Stock Options shall be issued and delivered on a quarterly basis.

      FOR EXAMPLE: AMI Clients generate $1,000,000 of V-Flash Gross Revenues, therefore AMI would receive 50,000 V-Flash Stock Options.

      III(D.) V-FLASH STOCK OPTION PRICING: AMI's V-Flash Stock Options shall be exercisable for 5 years and shall have an exercise price of $2.00 per share.

      III(E.) 10% CASH BONUS: AMI shall receive an additional 10% of all earned V-Flash Revenues, generated by AMI Clients which in the aggregate are in excess of $5,000,000 in the first two years of this Agreement. V-Flash shall pay AMI said 10% Cash Bonus within 10 business days following the end of each calendar month in which said Cash Bonus has been achieved and collected. AMI's cash bonus compensation, when based on the aggregate performance of a combination of Track and JMC clients, shall be structured in a manner to be addressed in an addendum to be submitted within ten (10) business days of the date of this Agreement.


IV.   CDK COMPENSATION

      IV(A.) PAYMENT FOR CDK PRODUCT/PERCENTAGE AND DISTRIBUTION OF CLIENT REVENUES

                 IV(A1.)  CDK PAYMENT TERMS

      The following represents the percentage of Net Revenue to be allocated to the Parties from any AMI Client purchase of CDK technology. Net Revenue is hereinafter defines as total Gross Revenues paid for CDK CD Units and/or CDK technology, less the actual cost of manufacturing the CD's at a third party CD replication facility. CD Manufacturing costs shall consist of out of pocket replicating, packaging, and shipping and handling costs. CDK shall provide AMI, in a timely fashion, with copies of all documentation related to the purchase of services from said third party CD replication facility which will verify total manufacturing costs. Any discounts or commissions received by and/or paid to CDK by said third party CD replication facility shall be considered part of Net Revenue and shall be included in calculating final Net Revenue. Should CDK not utilize a third party replication facility, and CD's are replicated by CDK, manufacturing costs shall consist of any direct costs, including but not limited to costs of physical CDs, packaging, and shipping and handling costs. CDK shall provide AMI, in a timely fashion, with copies of all documentation which will verify CDK's total manufacturing costs as defined. The following identifies the corresponding allocations of said Net Revenue to the Parties:

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      Percentage of CDK Net Revenue Allocated to CDK and AMI (No V-Flash Used)
      ------------------------------------------------------------------------

                 AMI:              40% of Net Revenue
                 CDK:              60% of Net Revenue

      Should any AMI Client that purchases technology, also use V-Flash technology, the above allocation of Net Revenue shall be adjusted as follows:

                 AMI:              45% of Net Revenue
                 CDK:              55% of Net Revenue


                 IV(A2.)  CLIENT PAYMENT TERMS

      The Parties agree that Clients will be presented with the following standard payment terms for purchase of any CDK technology and/or services. Said payment terms may be adjusted for specific Clients, per the mutual consent of the Parties.

      One-third of Total Product Cost, identified as Initial Client Payment, will be due from Client to CDK upon delivery of Client Purchase Order.

      One Third of Total Product Cost identified as second Client Payment, will be due from Client to CDK upon delivery to Client of Final CDK Product Proof.

      One-third of the Total Product Cost, plus any applicable shipping charges, identified as Final Client Payment, will be due from Client to CDKnet upon delivery of CDKnet technology and/or product to Client.

                 IV(A3.)  CDK PAYMENT TERMS TO AMI

      CDK shall pay AMI, AMI's percentage of Net Revenue from each of the above referenced Client Payments within 10 business days of collection of each said Client Payments to CDK. Additionally, CDK agrees to provide to AMI copies of all contracts and agreements, purchase orders, and/or all invoices and any modification thereto and amendments thereof with regard to Client's CDK usage and operation promptly upon receipt of same. AMI shall provide copies of all relevant correspondence and documentation to CDK. AMI shall also have the right to audit the records of CDK with regard to AMI Client's CDK usage and revenue generated via Client's CDK purchases. Any audit shall be performed once per quarter, upon notice, and during regular business hours.

      IV(B.) CDK STOCK OPTIONS: (for purposes of this paragraph in connection with issuance of Stock or Options, "CDK" shall mean "CDKnet.com, Inc.) CDK shall allocate 250,000 Stock Options of CDK common stock, or its equivalent, to AMI that will be issued as follows:

      CDK will allocate to AMI 250,000 CDK Stock Options to purchase CDK common stock with an exercise price of $1.69 per share. The CDK Stock Options will be

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

      exercisable for 5 years and fully exercisable upon issuance to AMI. The CDK Stock Options will be made available to AMI for 24 months from the signing of the Agreement under the following terms:

      IV(B1.) CDK will issue AMI 50,000 of the CDL Stock Options upon the signing of this Agreement with a balance of 200,000 CDK Stock Options available for issuance to AMI in the next 24 months as follows:

      IV(B2.) CDK agrees to issue AMI 10,000 CDK Stock Options per every $1,000,000 of CDK Gross Revenue generated from AMI's efforts and/or associated with AMI Clients. Said Options that are based on Gross Revenues will be issued to AMI on a pro-rata basis as revenues are realized by CDK using the ratio of 1 Option for every $100 of Gross Revenues. Stock Options are to be issued and delivered on a quarterly basis.

      EXAMPLE 1: AMI's efforts and/or AMI Clients generate $1,100,000 of Gross Revenues to CDK. As a result, CDK issues 11,000 Options to AMI.

      IV(B3.) CDK agrees to issue AMI 10,000 CDK Stock Options for every 1,000,000 CD units produced, that contain CDK technology, in which AMI and/or AMI's Clients efforts cause to be produced , and in which a per unit fee is charged by CDK. Said Options that are based on units that are based on units produced will be issued to AMI on a pro-rata basis using the ration of __ Option per every 100 units produced.

      EXAMPLE 2: AMI's efforts cause 1,250,000 CD units to be produced that contain CDK technology, and in which CDK has charged a per unit fee for said CD units. As a result CDKnet issues 12,5000 Options to AMI.

      IV(B4.) Terms (b2.) and (b3.) may occur concurrently, in which CDK will issue CDK Stock Options to AMI based on both Gross Revenues and total number of CD units produced, as in the following Example 3:

      EXAMPLE 3: AMI's efforts cause 1,250,000 units to be produced that contain CDK technology, and which generates $1,100,000 of Gross Revenues to CDK. As a result, CDKnet issues 23,500 Options to AMI.

      IV(B5.) CDK agrees to issue 1,000 CDK Stock Options to AMI in which AMI's efforts and/or AMI Clients cause CDK technology to be used, and no "per unit fee" has been charged by CDK.

      EXAMPLE 4: AMI's efforts result in client request for CDK CD-R master to be produced by CDK, for which CDK charges said client a flat fee. As a result, CDK issues 1,000 Options to AMI.


V. AMI COMPENSATION FOR IDENTIFYING V-FLASH OR CDK INVESTORS: AMI shall receive 5% of the total Investment into V-Flash or CDK by individuals, corporations, or other entities identified or introduced by AMI to V-Flash or CDK. If such Investment is other than cash, then the value of such an Investment for purposes of this subparagraph shall be equivalent to the actual or implied valuation of the securities or other considerations received by V-Flash or CDK from such an Investor at the time said consideration and/or securities are received.

      V-Flash or CDK shall pay to AMI the 5% Fee upon the collection by V-Flash or CDK of an Investment by the Investing Party. If Investment is a cash Investment, AMI may elect to receive said compensation from CDK or V-Flash in the form of cash or Stock Options, or a combination thereof. If Investment is other than cash, compensation to AMI shall be in the form of said Investment. Stock Options in either V-Flash or CDK shall have an exercise price as described herein, and will be additional to AMI's total allocation of V-Flash and CDK Stock Options as described herein. V-Flash or CDK shall pay to AMI the 5% Fee within 10 business days of collection of any Investment. V-Flash and CDK are not obligated to accept any Investment introduced by AMI.


VI. EXPENSE REIMBURSEMENT: V-Flash or CDK will reimburse AMI for reasonable expenses incurred by AMI pursuant to AMI's engagement as described herein to market V-Flash and CDK. Said expenses shall not exceed $1,500 per month, unless approved in advance by V-Flash or CDL. Expenses are to be actual, out-of-pocket, third party expenses. Reimbursement shall take place within 10 business days of presentment by AMI of supporting documentation.


VII. PRODUCT UPDATE/NEW PRODUCT/PRODUCT NAME ALTERATION: V-Flash and CDK agree to inform AMI of the following as promptly as practicable: Updates or advancements of existing V-Flash or CDK technology, products, and services; New V-Flash or CDK technology, product(s), and services; Alterations and/or changes to the name or identity of existing V-Flash or CDK technology, products, and services.


VIII. TERM AND CONTINUING PROVISIONS: This Agreement shall have a term of 24-months, at which time the Parties agree to discuss future agreements between the Parties. However, this 24-month term is inapplicable as to any provision of this Agreement that by its terms extends beyond the 24-month period. This includes, but is not limited to, AMI's compensation terms as it relates to V-Flash Residuals, indemnification provisions, and AMI Client exclusivity as described herein. It is understood by the Parties that 24-month term will in no way alter, impact or effect the ongoing provisions of this Agreement, which shall survive the expiration of said 24-month agreement. It is agreed that any AMI compensation shall be due and payable to AMI by V-Flash and CDK on an ongoing basis as described herein. It is understood by the Parties that AMI compensation described in this paragraph does not include Stock Options, and/or cash bonuses.


IX. TRANSFER OF RIGHTS/CHANGE OF OWNERSHIP: This Agreement shall survive any transfer of ownership of V-Flash or CDK by means of acquisition, transfer of shares, or merger by any third party. V-Flash and CDK will inform said third party of existence of this Agreement and inform AMI of any potential conflicts of interest issues related to said transfer of V-Flash and /or CDK ownership.

X. V-FLASH/CDK NOT OBLIGATED TO ACCEPT CLIENT: It is understood by the Parties that nothing herein shall obligate V-Flash or CDK to transact any business with any client introduced by AMI.


XI.   WARRANTS AND REPRESENTATIONS:

      XI(A.) INDEMNIFICATION: CDK and V-Flash will hold AMI harmless and will fully indemnify AMI for any and all liabilities, costs, damages and legal costs, including reasonable attorney's fees, as they are incurred, which may be incurred by V-Flash, CDK, or AMI pursuant to AMI's activities as described herein regarding V-Flash and/or CDK. AMI assumes no responsibility for the performance of V-Flash or CDK technology, product, and/or service. AMI shall not be liable for any damages caused by the use of V-Flash or CDK technology, product and/or service, by any AMI Client or any other third party.

      XI(B.) PARTNERSHIP/JOINT VENTURE: Nothing contained herein shall be construed as constituting a partnership or joint venture between any of the Parties.

      XI(C.) TRADEMARKS: It is understood that AMI has no rights to the trademark(s), copyrights, or patents of V-Flash, or CDK, and that no transfer of any rights to said trademarks, copyrights, or patents is made herein.

      XI(D.) INTERPRETATION/MODIFICATION: This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey regardless of the place of physical execution. Additionally, this Agreement may not be changed or modified except by an instrument in writing signed by the parties hereto.

      XI(E.) REPRESENTATION AS TO ABILITY TO ENTER AGREEMENT:

      V-Flash and CDK hereby warrant and represent that V-Flash and CDK are under no disability, restriction or prohibition, whether contracted or otherwise, with regard to V-Flash's and CDK's right to enter into this Agreement and to perform each and every term and provision hereof.

      AMI hereby warrants and represents that AMI is under no disability, restriction or prohibition, whether contracted or otherwise, with regard to AMI's right to enter into this Agreement and to perform each and every term and provision hereof.

      XI(F.) REPRESENTATION AS TO STOCK OPTIONS: Any Stock Options issued to AMI pursuant to this Agreement will contain standard representations and warranties by the company issuing the Options and customary shareholder protections and anti-dilution protections to adjust for events including, but not limited to, such things as stock splits, stock dividends and reclassifications not including the announced dividend in connection with ValueFlash; all other rights, including registration rights, and favored nations rights, shall be determined in a separate writing to be entered into by the parties within 10 business days of the date hereof. Said Options shall vest as defined herein and V-Flash and CDK

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

      shall provide physical documentation relating to said Options to AMI on a quarterly basis, unless otherwise notified by AMI.

      XI(G.) This Agreement and any exhibits attached hereto comprise the entire Agreement between the Parties and shall supercede and take place of any other agreements between the Parties.

      XI(H.) Agreement Binds Successors. This Agreement shall be binding and insure to the benefit of the Parties, their successors and assigns.

      XI(I.) Notices - Any notice provided under this Agreement shall be in writing. All notices shall be by either overnight mail, certified mail, telefax, e-mail or personal delivery. The certified mail shall be effective within three business days of sending. The overnight mail, telefax and e-mail shall be effective within two business days of sending. Personal delivery will be effective upon delivery. Notices to the Parties shall be addressed as follows:

      Michael Adubato
      Arcadia Marketing, Inc.
      476 South Avenue East
      Cranford, NJ  07016
      908-653-1550 Phone
      908-653-1450 Fax
      madubato@arcadiamarketing.com E-mail
      -----------------------------

      Michael Jolly             with a copy to:    Steven A. Horowitz, Esq.
      CDKnet, LLC                                  400 Garden City Plaza
      250 West 57th Street                         Suite 202
      Suite 1101                                   Garden City, NY 11530
      New York, NY 10019                           (516) 873-2000 phone
      212-547-6070 phone                           (516) 873-2010 fax
      212-265-3878 fax                             shorowitz@mhhlaw.com E-mail
      Michael@cdknet.com E-mail                    --------------------
      ------------------

      Michael Jolly             with a copy to:    Steven A. Horowitz, Esq.
      ValueFlash.com, Inc.                         400 Garden City Plaza
      250 West 57th Street                         Suite 202
      Suite 1101                                   Garden City, NY 11530
      New York, NY 10019                           (516) 873-2000 phone
      212-547-6070 phone                           (516) 873-2010 fax
      212-265-3878 fax                             shorowitz@mhhlaw.com E-mail
      Michael@vflash.com E-mail                    --------------------
      ------------------

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

      XI(j.) Modification; Waiver - Any modification or waiver of terms contained in this Agreement shall not operate or be construed so as to permit any subsequent modification or waiver of any such terms.

NOW, THEREFORE, if you agree with the foregoing, please sign where indicated below thereby causing this Agreement to be fully executed on the date indicated:

Agreed and accepted:

ValueFlash.com, Inc.

By: ___________________________             Title: ______________________
      (Signature)

_______________________________             Date: _______________________
(Print  or type name)



CDKnet, LLC

By:  __________________________             Title: ______________________
       (Signature)

_______________________________             Date: _______________________
(Print or type name)



Arcadia Marketing, Inc.

By: ___________________________             Title: ______________________
      (Signature)

_______________________________             Date: _______________________
(Print or type name)

                         Attachment A - AMI Client List
                         ------------------------------

Attachment A is intended to be attached to and supplement the terms of the Agreement between AMI, V-Flash and CDK. The Agreement and any subsequent addenda thereto, shall be referred o as "Agreement". This Attachment shall be referred to as "AMI Client List".

AMI will communicate with a specified list of individuals, corporations, and other entities as listed on this AMI Client List of this Agreement. In addition to this AMI Client List, AMI shall submit additional names of individuals, corporations and other entities to V-Flash and CDK as addenda to the Agreement on an ongoing basis. Said Addenda shall become a binding part to the Agreement upon the mutual written agreement of AMI, V-Flash and CDK.

It is understood by the Parties that this AMI Client List is exclusive to AMI. Furthermore, should any dispute arise regarding the exclusive right of AMI to represent V-Flash or CDK technologies or services to this AMI Client List, by any third party, or by any individual or corporate officer of V-Flash or CDK, this Agreement will take precedence and will control in any such dispute and the Parties shall adhere to all terms and conditions of this Agreement.

Additionally, should any individual or corporate officer from any entity included on AMI Client List contact V-Flash or CDK directly, V-Flash or CDK agree to promptly notify AMI of said contact.

V-Flash and/or CDK, upon notification to AMAI, may choose to pay additional compensation to a third party who claims to represent a Client included on AMI Client List, but in no way shall AMI forfeit their right to any compensation as a result of any Client usage of V-Flash or CDK technology, as defined within the Agreement. Any payment by V-Flash or CDK to such third party shall not reduce the amount of AMI compensation, or, the definition of the term "gross" or "net", as defined herein.

Initial Client Contact - AMI shall request, in writing, initial approval of a proposed client from CDK and/or V-Flash, said approval shall be given by CDK and/or V-Flash within five business days of said written request. Within ten business days of receipt of written approval, AMI aggress to provide V-Flash and/or CDK with evidence of a scheduled meeting date with any AMI Client, to take place within sixty days of such approval, concurrent with AMI Client being added to AMI Client List. This section shall apply only to those AMI Clients listed below in Section 1.

Terms of Exclusivity - Upon Client being added to AMI Client List, Client shall remain exclusive to AMI under the terms of this Agreement for a 3-month period. Should Client maintain a substantive dialogue with AMI, V-Flash or CDK concerning the use of V-Flash or CDK technology and/or services, said 3-month exclusive period shall be extended for an additional 3-month period. Said 3-month extended period shall be repeated for additional 3-month periods upon the approval of V-Flash and CDK, and while substantive dialogue is ongoing with said AMI Client. Said approval shall not be unreasonably withheld. Should Client become an AMI/V-Flash Client as defined herein, or Purchase CDK technology, products or services within said exclusive period, said Client shall remain exclusive to AMI concurrent with the duration of said Clients usage of any V-Flash or CDK technology or service and for a period of 12 months after the date said Client (a) concludes all usage of all V-Flash and CDK technology or service or (b) makes final payment for V-Flash or CDK technology. This section applies only to those AMI Clients listed below in Sections 1 and 2.

Section 1
---------

Major League Baseball

YankeeNets, LLC and all affiliated companies and subsidiaries

Blockbuster Inc.

Follett Corporation

Premier Parks Corporation

ESPN Internet Ventures

National Hockey League

National Football League

National Basketball Association

Artemis Records and all subsidiaries and affiliated companies, including ArtistEnt.com Sheridan Square Entertainment. All clients introduced to V-Flash or CDK by C&P Capital, Michael Chambers and/or Patrick Panzarella

Infinite Management Group / Tamara Walker / TamaraWalker.com

Kmart Corporation

Prudential Insurance Company of America and subsidiaries

AVIS

Wizard Entertainment Group

New York Giants

Tyrand, Inc.

Acco, Inc.

Newark Bears

Athletenow.com

Jayson Williams (NJ Nets)

SFM Media / Robert Frank

Media Planning

Havas Advertising


Section 2
---------

It is understood by the Parties that the Terms of Exclusivity as described above shall extend to those clients of the following agencies and/or individuals who are first introduced to V-Flash and/or CDK through either the client-agency, individual, or AMI. The Parties agree that the term "introduced" shall mean a meeting and/or presentation which V-Flash and/or CDK attend, or their designee attends, with said clients of the following agencies and/or individuals.

      The clients of Young & Rubicam ("Y&R") its subsidiaries and affiliated companies.

      The clients of Y&R subsidiary Impiric (formerly Wunderman, Cato, Johnson).

      All clients identified by any Y&R/V-Flash Joint Venture company.

      All clients introduced to V-Flash or CDK by Y&R and its subsidiaries and affiliated companies.

      All clients introduced to V-Flash or CDK by JMC Industries or John Capozzi

      All clients introduced to V-Flash or CDK by GSC Marketing, LLC or Gerard Calabrese

      All clients introduced to V-Flash or CDK by Track Marketing Partners, Inc., Track Entertainment, Stephen Dessau or Lee Heiman

      All clients introduced to V-Flash or CDK by Rick Celone

      All clients introduced to V-Flash or CDK by Scully Brothers, or John
      Scully

      All clients introduced to V-Flash or CDK by Richard Adubato

Section 3
---------

AMI Clients Not Bound to Time Period: Said 3-month exclusive period and Initial Client Contract as described herein, does not apply to the following AMI Clients from this AMI Client List. Said AMI Clients shall be exclusive to AMI without regard to when said Clients become AMI/V-Flash Clients as described herein, or when said Clients Purchase CDK technology.

      Young and Rubicam, Inc. (Y&R) and all affiliated companies and subsidiaries

      JMC Industries and John Capozzi

      Track Marketing Partners, Inc. and Lee Heiman, Stephen Dessau

      GSC Marketing, LLC and Gerard Calabrese

      Allen & Company

      McGuggan, LLC and all affiliated companies and subsidiaries

      Archard, LLC and Richard Adubato

      Scully Brothers

                                  Attachment B
                                  ------------

This Attachment B defines how V-Flash and CDK compensation is allocated to AMI when said compensation is related to Track Marketing Client activities. The Parties to this Agreement acknowledge the existence of an agreement between V-Flash, CDK, Track, and AMI ("the Track Agreement"). Track's V-Flash and CDK compensation is defined in the Track Agreement.

It is understood by the Parties of This Agreement, that Track Marketing is an AMI Client, and that Track will sell and/or market both V-Flash and CDK technology, products, and services to Track Clients as defined in the Track Agreement. It is further understood that compensation payable to Track by V-Flash and CDK is derived from the pool of AMI compensation as described in this Agreement, except for section IV(a1.)

The following identifies specific sections of this Agreement and sets forth AMI's compensation from V-Flash and CDK as adjusted when CDK and/or V-Flash revenues are generated by a Track Client. Unless specifically indicated below, any and all AMI compensation from V-Flash or CDK as defined in this Agreement remains in full force and effect. In no way does AMI forfeit or adjust any V-Flash or CDK compensation, including compensation generated by any Track Client, unless said adjustment is defined below. Any compensation item not indicated below is not adjusted and will be paid in full to AMI as described in this Agreement.

III.  V-FLASH COMPENSATION

      III(A1.) V-FLASH STOCK OPTIONS:

      Each AMI/V-Flash Client: 2,500 Options to AMI per Client

      III(B.) PERCENTAGE OF REVENUE FROM ONGOING V-FLASH OPERATIONS OF AMI/V-FLASH CLIENTS ("V-FLASH RESIDUALS").

         AMI V-Flash Residuals Schedule
         ------------------------------

         Year 1:                   5%
         Year 2:                   4%
         Year 3:                   3%
         Year 4 and thereafter:    2.5%


      III(C.) V-FLASH STOCK OPTIONS BASED ON V-FLASH REVENUES:

      Said Stock Options on V-Flash Revenues shall be issued on a pro-rata basis as V-Flash Revenues are generated, using the ratio of 1 V-Flash Stock Option for every $40 of V-Flash Revenues.

      III(E.) 10% CASH BONUS: AMI shall receive an additional 5% of all V-Flash Revenues, generated by AMI Clients which in the aggregate are in excess of $5,000,000 in the first two years of said Clients' V-Flash usage.

IV.   CDK COMPENSATION

PERCENTAGE OF CDK NET REVENUE ALLOCATED TO CDK AND AMI (NO V-FLASH USED)
------------------------------------------------------------------------

         AMI:              20% of Net Revenue
         CDKnet:           50% of Net Revenue

      Should any AMI Client that purchases a CDK technology, also use V-Flash technology, the above allocation of Net Revenue shall be adjusted as follows:

         AMI:              1/3 of Net Revenue
         CDKnet:           1/3 of Net Revenue

      IV(B2.) CDK agrees to issue AMI 5,000 CDK Stock Options per every $1,000,000 of Gross Revenue generated from AMI's efforts and/or associated with AMI Clients. Said Options that are based on Gross Revenues will be issued to AMI on a pro-rata basis as revenues are realized by CDK using the ratio of 1 Option for every $200 of Gross Revenues.

      IV(B3.) CDK agrees to issue AMI 5,000 CDK Stock Options for every 1,000,000 CD units produced, that contain CDK technology, in which AMI and/or AMI's Clients efforts cause to be produced, and in which a per unit fee is charged by CDK. Said Options that are based on units produced will be issued to AMI on a pro rata basis using the ratio of 1 Option for every 200 units produced.

      IV(B5.) CDK agrees to issue 500 CDK Stock Options to AMI in which AMI's efforts and/or AMI Clients cause CDK technology to be used, and no "per unit fee" has been charged by CDK.


V. AMI COMPENSATION FOR IDENTIFYING V-FLASH OR CDK INVESTORS: AMI shall receive 2.5% of the Total Investment into V-Flash or CDK by individuals, corporations, or other entities identified or introduced by Track to V-Flash or CDK.

NOW, THEREFORE, if you agree with the foregoing, please sign where indicated below thereby causing this Attachment B to be a binding part of this Agreement and fully executed on the date indicated:

Agreed and accepted:

ValueFlash.com, Inc.

By: ____________________________            Title: _____________________

________________________________            Date: ______________________
(Print or type name)

CDKnet, LLC

By: ____________________________            Title: _____________________


________________________________            Date: ______________________
(Print or type name)






Arcadia Marketing, Inc.

By: ____________________________            Title: _____________________


________________________________            Date: ______________________
(Print or type name)

                                  Attachment C
                                  ------------


This Attachment C defines how V-Flash and CDK compensation is allocated to AMI when said compensation is related to JMC Industries' Client activities. The Parties to this Agreement acknowledge the existence of an agreement between V-Flash, CDK, JMC, and AMI ("the JMC Agreement"). JMC's V-Flash and CDK compensation is defined in the JMC Agreement.

It is understood by the Parties of this Agreement, that JMC Marketing is an AMI Client, and that JMC will sell and/or market both V-Flash and CDK technology, products, and services to JMC Clients as defined in the JMC Agreement. It is further understood that compensation payable to JMC by V-Flash and CDK is derived from the pool of AMI compensation as described in this Agreement, except for section IV(a1).

The following identifies specific sections of this Agreement and sets forth AMI's compensation from V-Flash and CDK as adjusted when CDK and/or V-Flash revenues are generated by a JMC Client. Unless specifically indicated below, any and all AMI compensation from V-Flash or CDK as defined in this Agreement remains in full force and effect. In no way does AMI forfeit or adjust any V-Flash or CDK compensation, including compensation generated by any JMC Client, unless said adjustment is defined below. Any compensation item not indicated below is not adjusted and will be paid in full to AMI as described in this Agreement.


III.  V-FLASH COMPENSATION

      III(A1.) V-FLASH STOCK OPTIONS:

      Each AMI/V-Flash Client: 2,500 Options to AMI per Client

      III(B.) PERCENTAGE OF REVENUE FROM ONGOING V-FLASH OPERATIONS OF AMI/V-FLASH CLIENTS ("V-FLASH RESIDUALS").

         AMI V-Flash Residuals Schedule
         ------------------------------

         Year 1:                   5%
         Year 2:                   4%
         Year 3:                   3%
         Year 4 and thereafter:    2.5%


      III(C.) V-FLASH STOCK OPTIONS BASED ON V-FLASH REVENUES:

      Said Stock Options based on V-Flash Revenues shall be issued on a pro-rata basis as V-Flash Revenues are generated, using the ratio of 1 V-Flash Stock Option for every $40 of V-Flash Revenues.

      III(E.) 10% CASH BONUS: AMI shall receive an additional 5% of all V-Flash Revenues, generated by AMI Clients which in the aggregate are in excess of $5,000,000 in the first two years of said Clients' V-Flash usage.

IV.   CDK COMPENSATION

Percentage of CDK Net Revenue Allocated to CDK and AMI (No V-Flash Used)
------------------------------------------------------------------------

         AMI:              1/3 of Net Revenue
         CDKnet:           1/3 of Net Revenue

      Should any AMI Client that purchases CDK technology, also use V-Flash technology, the above allocation of Net Revenue shall the same.

      IV(B2.) CDK agrees to issue AMI 5,000 CDK Stock Options per every $1,000,000 of Gross Revenue generated from AMI's efforts and/or associated with AMI Clients. Said Options that are based on Gross Revenues will be issued to AMI on a pro-rate basis as revenues are realized by CDK using the ratio of 1 Option per every $200 of Gross Revenues.

      IV(B3.) CDK agrees to issue AMI 5,000 CDK Stock Options for every 1,000,000 CD units produced, that contain CDK technology, in which AMI and/or AMI's Clients efforts cause to be produced, and in which a per unit fee is charged by CDK. Said Options that are based on units produced will be issued to AMI on a pro-rata basis using the ratio of 1 Option for every 200 units produced.

      IV(B6.) CDK agrees to issue 500 CDK Stock Options to AMI in which AMI's efforts and/or AMI Clients cause CDK technology to be used, and no "per unit fee" has been charged by CDK.


V. AMI COMPENSATION FOR IDENTIFYING V-FLASH OR CDK INVESTORS: AMI shall receive 2.5% of the Total Investment into V-Flash or CDK by individuals, corporations, or other entities identified or introduced by JMC to V-Flash or CDK.


NOW, THEREFORE, if you agree with the foregoing, please sign where indicated below thereby causing this Attachment C to be a binding part of this Agreement and fully executed on the date indicated:

Agreed and accepted:

ValueFlash.com, Inc.

By: ______________________                  Title:  _____________________
      (Signature)
__________________________                  Date:  ______________________
(Print or type name)

CDKnet, LLC

By:  _____________________                  Title:  _____________________
       (Signature)

__________________________                  Date:  ______________________
(Print or type name)






Arcadia Marketing, Inc.

By:  _____________________                  Title:  _____________________
       (Signature)

__________________________                  Date:  ______________________
(Print or type name)